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                                                                   EXHIBIT 10.31

                        E.PIPHANY, INC. 1999 STOCK PLAN

             NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

                                 NOTICE OF GRANT

Optionee:      Jeffrey Pulver

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Notice of Grant which is part of the attached Option Agreement, as follows:

        Grant Number                        00001617
                                            ---------------------------
        Date of Grant                       November 20, 2001
                                            ---------------------------
        Vesting Commencement Date           November 20, 2001
                                            ---------------------------
        Exercise Price per Share            $7.05
                                            ---------------------------
        Total Number of Shares Granted      150,000
                                            ---------------------------
        Total Exercise Price                $1,057,500
                                            ---------------------------
        Type of Option:                     [ ] Incentive Stock Option [X] Nonstatutory Stock Option

        Term/Expiration Date:               November 20, 2011
                                            ---------------------------

     Vesting Schedule and Acceleration Upon Change of Control: This Option may be exercised, in whole or in part, in accordance with the following schedule:

        1/24 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST EACH MONTH AFTER THE VESTING COMMENCEMENT DATE, SUBJECT TO THE OPTIONEE CONTINUING TO BE A SERVICE PROVIDER ON SUCH DATES; PROVIDED, HOWEVER, SHOULD (i) THERE BE A CHANGE OF CONTROL (AS DEFINED BELOW) AND (ii) OPTIONEE'S EMPLOYMENT IS TERMINATED WITHOUT CAUSE (AS DEFINED BELOW) OR OPTIONEE RESIGNS WITH GOOD REASON (AS DEFINED BELOW) WITHIN EIGHTEEN MONTHS FOLLOWING THE CHANGE OF CONTROL, THEN A TOTAL OF 100% OF THE SHARES SUBJECT TO THIS OPTION SHALL VEST AT THE TIME THAT OPTIONEE CEASES TO BE A SERVICE PROVIDER.

     Termination Period: This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

     Definitions: Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in significant personal enrichment of the Optionee, (ii) the conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States, any state thereof or any foreign country, which conviction or plea negatively and materially reflects on the Optionee's fitness to perform his or her duties or materially harms the Company's reputation or financial status (iii) willful misconduct by the Optionee that is materially injurious to the Company, (iv) any act of fraud, dishonesty or moral turpitude by the Optionee that is materially injurious to the Company; or (v) for a period of not less than thirty (30) days following delivery to the Optionee of a written demand for performance from the Company that describes the basis for the Company's belief that the Optionee has not substantially performed his duties, continued violations by the Optionee of the Optionee's obligations to the Company that are demonstrably willful and deliberate on the Optionee's part. Any dismissal for cause in accordance with Subsection (v) of this definition must be approved by the Company's Board of Directors prior to the dismissal date.

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     "Change of Control" means the occurrence of any of the following events:

          (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

          (2) A change in the composition of the Board of Directors occurring within a twelve-month period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are appointed, elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

          (3) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or such surviving entity's parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or such surviving entity's parent outstanding immediately after such merger or consolidation; or

          (4) The consummation of the sale or disposition by the Company of all or at least seventy-five percent (75%) or more of the Company's assets.

"Good Reason" means, without the Optionee's express written consent, any of the following events:

          (i) a material reduction by the Company of the impact and nature of Optionee's duties, responsibilities or authority, relative to the impact and nature of the Optionee's duties, responsibilities or authority as in effect immediately prior to the Change of Control;

          (ii) a reduction by the Company in the base salary or target bonus opportunity of the Optionee as in effect immediately prior to the Change in Control;

          (iii) a material reduction by the Company in the kind or level of employee benefits (i.e., health, vision, life, 401k or the like) to which the Optionee was entitled immediately prior to the Change of Control; or

          (iv) the relocation by the Company of the Optionee's location of employment to a facility or a location more than fifty (50) miles from the Optionee's location of employment immediately prior to the Change of Control.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Option Agreement, of which this Notice of Grant is part, and the Plan, both of which are attached and made a part of this document. Optionee has reviewed this Notice of Grant, the remainder of the Option Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice of Grant and fully understands all provisions of this Notice of Grant, the remainder of the Option Agreement and the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Notice of Grant, the remainder of the Option Agreement and the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                           E.PIPHANY, INC.

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Signature                                          By

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Print Name                                         Title

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Residence Address